UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/29/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS    August 29, 2014*    Unaudited

	Principal Amount		Value
Foreign Government Obligations—70.0%
Brazil—10.1%
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills:
10.838%, 4/1/15	BRL	3,880,000	$1,629,931
10.951%, 1/1/15	BRL	5,185,000	2,234,572
Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts.,
9.762%, 1/1/17	BRL	2,465,000	1,072,037
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	1,055,000	455,089
9.762%, 1/1/21	BRL	825,000	349,473
10.00%, 1/1/23	BRL	2,220,000	932,385
10.00%, 1/1/25	BRL	920,000	382,879

			7,056,366
Colombia—3.4%
Republic of Colombia Sr. Unsec. Bonds, Series B, 6%, 4/28/28	COP	1,065,000,000	515,109
Republic of Colombia Sr. Unsec. Nts.:
Series B, 7.00%, 5/4/22	COP	939,000,000	509,082
Series B, 10.00%, 7/24/24	COP	2,055,000,000	1,343,491

			2,367,682
Hungary—2.5%
Hungary Sr. Unsec. Bonds, 8%, 2/12/15	HUF	62,000,000	265,871
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	132,000,000	659,766
Series 23/A, 6.00%, 11/24/23	HUF	169,000,000	797,011

			1,722,648
Indonesia—6.2%
Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	14,880,000,000	1,246,647
Series FR70, 8.375%, 3/15/24	IDR	19,460,000,000	1,699,816
Series FR71, 9.00%, 3/15/29	IDR	16,100,000,000	1,425,002

			4,371,465
Mexico—7.5%
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	23,400,000	1,900,955
Series M, 8.00%, 12/7/23	MXN	3,300,000	293,947
Series M20, 7.50%, 6/3/27	MXN	11,000,000	948,091
Series M20, 8.50%, 5/31/29	MXN	14,770,000	1,377,082
Series M30, 8.50%, 11/18/38	MXN	5,100,000	480,847
Series M30, 10.00%, 11/20/36	MXN	2,400,000	256,791

			5,257,713
Nigeria—0.6%
Federal Republic of Nigeria Unsec. Bonds, 16.39%, 1/27/22	NGN	58,000,000	439,129
Peru—1.6%
Republic of Peru Sr. Unsec. Bonds:
7.84%, 8/12/20[1]	PEN	890,000	363,587
8.20%, 8/12/26[1]	PEN	1,755,000	765,586

			1,129,173

1	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Poland—4.5%
Republic of Poland Unsec. Bonds, 5.50%, 4/25/15	PLN	10,000,000	$3,186,016
Romania—2.2%
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	1,390,000	465,475
5.90%, 7/26/17	RON	3,350,000	1,081,891

			1,547,366
Russia—5.2%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	6,700,000	164,375
Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21	RUB	10,900,000	266,361
Series 6206, 7.40%, 6/14/17	RUB	43,500,000	1,114,717
Series 6209, 7.60%, 7/20/22	RUB	8,700,000	209,427
Series 6210, 6.80%, 12/11/19	RUB	7,400,000	178,953
Series 6212, 7.05%, 1/19/28	RUB	8,800,000	193,169
Series 6215, 7.00%, 8/16/23	RUB	17,600,000	407,784
Series 6216, 6.70%, 5/15/19	RUB	47,600,000	1,148,401

			3,683,187
South Africa—10.1%
Republic of South Africa Sr. Unsec. Bonds:
Series R207, 7.25%, 1/15/20	ZAR	3,800,000	355,280
Series R208, 6.75%, 3/31/21	ZAR	14,400,000	1,298,632
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	18,400,000	1,724,881
Series 2032, 8.25%, 3/31/32	ZAR	4,400,000	401,461
Series 2048, 8.75%, 2/28/48	ZAR	5,900,000	556,158
Series R186, 10.50%, 12/21/26	ZAR	24,600,000	2,757,947

			7,094,359
South Korea—1.2%
Republic of South Korea Treasury Bonds, 3.25%, 6/10/15	KRW	850,000,000	844,200
Thailand—4.6%
Kingdom of Thailand Sr. Unsec. Bonds:
3.25%, 6/16/17	THB	22,900,000	730,716
3.625%, 5/22/15	THB	25,000,000	791,131
5.125%, 3/13/18	THB	20,700,000	697,918
Kingdom of Thailand Sr. Unsec. Nts., 3.875%, 6/13/19	THB	31,900,000	1,038,998

			3,258,763
Turkey—10.3%
Republic of Turkey Bonds:
8.20%, 7/13/16	TRY	1,800,000	825,885
8.30%, 10/7/15	TRY	765,000	352,947
8.80%, 11/14/18	TRY	2,340,000	1,084,747
8.80%, 9/27/23	TRY	1,850,000	849,040
10.40%, 3/20/24	TRY	1,080,000	547,370
10.50%, 1/15/20	TRY	655,000	325,606
10.70%, 2/24/16	TRY	2,160,000	1,027,037
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15	TRY	660,000	438,006
6.30%, 2/14/18	TRY	1,550,000	667,973

2	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Turkey (Continued)
Republic of Turkey Unsec. Bonds: (Continued)
7.10%, 3/8/23	TRY	1,370,000	$566,317
9.00%, 3/8/17	TRY	1,245,000	580,309

			7,265,237

Total Foreign Government Obligations (Cost $49,290,955)			49,223,304
Corporate Bonds and Notes—6.5%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	595,000	250,497
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	145,000	62,638
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	370,000	161,157
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	215,475,000	119,251
Is Yatirim Menkul Degerler AS, 9.70% Unsec. Nts., 2/24/15	TRY	7,300,000	3,227,232
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	110,000	45,455
Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL	360,000	147,152
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	2,300,000	171,833
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[1]	RUB	6,500,000	167,787
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	8,000,000	215,749

Total Corporate Bonds and Notes (Cost $4,824,508)			4,568,751
Short-Term Notes—15.5%
Hungary—2.1%
Hungary Treasury Bills:
Series 12M, 2.85%, 10/15/14[3]	HUF	115,000,000	478,280
Series 12M, 2.97%, 11/26/14[3]	HUF	250,000,000	1,041,221

			1,519,501
Malaysia—4.5%
Bank Negara Malaysia Monetary Unsec. Nts., 3.136%, 12/4/14[3]	MYR	10,000,000	3,147,249
Nigeria—1.1%
Federal Republic of Nigeria Treasury Bills:
12.788%, 4/9/15	NGN	98,000,000	567,473
12.991%, 3/5/15	NGN	31,000,000	181,196

			748,669
South Korea—3.5%
Korea Monetary Stabilization Bonds:
Series 1411, 2.73%, 11/9/14	KRW	949,000,000	936,714
Series 1412, 2.72%, 12/9/14	KRW	1,551,000,000	1,531,433

			2,468,147
United States—4.3%
United States Treasury Bills:
0.025%, 9/18/14[3]		1,500,000	1,499,983
0.05%, 12/26/14[3]		1,500,000	1,499,886

			2,999,869

Total Short-Term Notes (Cost $10,849,180)			10,883,435

3	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Counterparty			Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased—0.2%
BRL Currency
Call[4]	GSG	JPY	44 .000	8/25/16	BRL	308,000,000	$61,934
CNH Currency
Put[4]	JPM	USD	6 .153	1/12/16	CNH	17,400,000	74,872

Total Over-the-Counter Options Purchased (Cost $112,655)							136,806

						Shares
Investment Company—6.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[5,6] (Cost $4,534,223)						4,534,223	4,534,223
Total Investments, at Value (Cost $69,611,521)						98 .7%	69,346,519
Net Other Assets (Liabilities)						1 .3	899,994

Net Assets						100 .0%	$70,246,513

Footnotes to Statement of Investments

*August 29, 2014 represents the last business day of the Fund’s reporting period. See accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933,

as amended. These securities have been determined to be liquid under guidelines established by the Board of

Trustees. These securities amount to $2,419,318 or 3.44% of the Fund’s net assets as of August 29, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Non-income producing security.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August

29, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 30, 2014[a]	Gross Additions	Gross Reductions	Shares August 29, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	—	27,445,858	22,911,635	4,534,223

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$4,534,223	$904

    a. May 30, 2014 represents the last business day of the Fund’s 2014 fiscal year. See accompanying Notes.

6. Rate shown is the 7-day yield as of August 29, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Turkey	$10,742,966	15.5%
Brazil	7,534,701	10.9
United States	7,534,092	10.9
South Africa	7,094,359	10.2
Mexico	5,429,547	7.8
Indonesia	4,371,465	6.3
Russia	4,066,723	5.9
South Korea	3,312,346	4.8
Thailand	3,258,763	4.7

4	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Hungary	$3,242,149	4.7%
Poland	3,186,016	4.6
Malaysia	3,147,249	4.5
Colombia	2,486,934	3.6
Romania	1,547,366	2.2
Nigeria	1,187,798	1.7
Peru	1,129,173	1.6
China Offshore	74,872	0.1

Total	$69,346,519	100.0%

Forward Currency Exchange Contracts as of August 29, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	09/2014 - 10/2014	BRL	16,610	USD	7,283	$89,349	$—
BAC	10/2014 - 12/2014	HUF	328,000	USD	1,384	—	17,968
BAC	10/2014	MXN	5,700	USD	430	4,431	—
BAC	11/2014	RUB	4,500	USD	122	—	2,815
BAC	09/2014	THB	98,000	USD	3,018	47,578	—
BAC	11/2014	TRY	330	USD	150	266	—
BAC	09/2014 - 04/2015	USD	8,573	BRL	20,095	—	251,584
BAC	12/2014	USD	821	EUR	615	12,218	—
BAC	11/2014	USD	576	IDR	6,858,000	—	355
BAC	11/2014	USD	485	RUB	17,900	10,766	—
BAC	09/2014	USD	1,899	THB	62,000	—	40,451
BOA	01/2015	BRL	2,120	USD	909	6,259	—
BOA	11/2014	COP	3,488,000	USD	1,852	—	48,244
BOA	11/2014	IDR	9,825,000	USD	826	224	—
BOA	10/2014	INR	61,000	USD	984	16,054	—
BOA	02/2015	KRW	2,668,000	USD	2,597	14,651	—
BOA	09/2014	MYR	2,900	USD	898	17,342	—
BOA	09/2014	THB	98,000	USD	2,991	74,382	—
BOA	09/2014 - 01/2015	USD	2,685	BRL	6,490	—	147,081
BOA	11/2014	USD	319	COP	615,000	867	—
BOA	12/2014	USD	620	HUF	149,000	—	361
BOA	10/2014	USD	1,175	INR	73,000	—	21,165
BOA	09/2014	USD	3,126	MYR	9,900	—	13,248
BOA	10/2014	USD	57	RON	190	662	—
BOA	09/2014	USD	3,028	THB	99,000	—	68,289
BOA	11/2014	USD	425	TRY	930	994	—
CITNA-B	10/2014 - 11/2014	MXN	26,600	USD	2,028	5,199	7,252
CITNA-B	09/2014	THB	2,000	USD	61	1,148	—
CITNA-B	02/2015	USD	260	HUF	62,000	3,143	—
CITNA-B	02/2015	USD	3,240	TRY	7,300	—	10,881
CITNA-B	12/2014	USD	520	ZAR	5,670	523	4,076
CITNA-B	12/2014	ZAR	9,990	USD	917	5,070	—
DEU	11/2014	TRY	495	USD	225	483	—
DEU	11/2014	USD	398	TRY	870	710	—
DEU	12/2014	USD	417	ZAR	4,510	218	—
GSCO-OT	09/2014 - 01/2015	BRL	7,050	USD	2,991	68,546	—
GSCO-OT	09/2014 - 01/2015	USD	6,595	BRL	16,040	—	352,624
JPM	09/2014 - 01/2015	BRL	30,250	USD	13,210	137,841	—
JPM	01/2016	CNH	17,400	USD	2,829	—	70,102
JPM	12/2014	HUF	420,000	USD	1,765	—	17,610
JPM	10/2014 - 12/2014	MXN	22,700	USD	1,717	9,585	—

5	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	09/2014 - 02/2015	MYR	14,060	USD	4,390	$39,817	$898
JPM	11/2014	PEN	1,500	USD	528	—	5,020
JPM	12/2014	PLN	4,920	USD	1,538	—	10,049
JPM	10/2014	RON	1,970	USD	609	—	22,101
JPM	10/2014	USD	1,042	BRL	2,640	—	127,198
JPM	11/2014	USD	73	COP	138,000	1,482	—
JPM	12/2014	USD	954	EUR	700	33,220	—
JPM	10/2014	USD	623	ILS	2,220	1,610	—
JPM	10/2014	USD	197	INR	12,000	791	—
JPM	02/2015	USD	840	KRW	862,000	—	3,597
JPM	11/2014	USD	522	PEN	1,500	—	219
JPM	10/2014	USD	50	RON	165	779	—
JPM	12/2014	ZAR	1,020	USD	93	742	—
MSCO	10/2014 - 12/2014	MXN	42,090	USD	3,195	10,086	—
MSCO	10/2014	USD	2,732	BRL	6,200	—	14,051
MSCO	12/2014	USD	824	EUR	615	14,949	—
MSCO	10/2014 - 11/2014	USD	2,196	HUF	500,000	113,785	—
MSCO	11/2014 - 12/2014	USD	3,908	MXN	51,500	—	5,345
RBS	10/2014	INR	9,000	USD	146	1,145	—
RBS	09/2014	MYR	10,305	USD	3,226	41,113	—
RBS	12/2014	USD	32	ZAR	350	—	234
TDB	09/2014	USD	1,676	BRL	3,850	—	44,232
TDB	11/2014	USD	448	COP	865,000	1,010	—
TDB	12/2014	USD	1,515	EUR	1,120	42,227	—
TDB	11/2014	USD	1,416	IDR	17,231,000	143	32,523
TDB	10/2014	USD	1,133	MXN	15,000	—	11,019
TDB	11/2014	USD	723	TRY	1,600	—	7,011
TDB	12/2014	USD	1,448	ZAR	15,725	—	2,956

Total Unrealized Appreciation and Depreciation						$831,408	$1,360,559

Over-the-Counter Options Written at August 29, 2014
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value
BRL Currency Put	GSG	JPY	28.000	8/25/16	BRL (195,000,000)	$62,982	$(63,875)
IDR Currency Put	BAC	IDR	12130.000	11/12/14	IDR (22,700,000,000)	20,585	(22,700)
IDR Currency Put	BOA	IDR	12140.000	11/11/14	IDR (22,600,000,000)	20,999	(22,600)

Total of Over-the-Counter Options Written						$104,566	$(109,175)

Over-the-Counter Currency Swap at August 29, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)	Premiums Received / (Paid)	Value
BOA	Pay	Six- Month USD BBA LIBOR	7.100%	1/21/19	USD 43,500	$709	$—	$36,386

6	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Over-the-Counter Currency Swap (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Premiums Received / (Paid)	Value
GSG	Pay	Six- Month USD BBA LIBOR	7.210%	1/13/19	INR	44,250	$712	$—	$50,047
GSG	Pay	Six- Month USD BBA LIBOR	7.100	1/15/19	INR	43,750	706	—	43,543

Total of Over-the-Counter Currency Swap								$—	$129,976

Cleared Interest Rate Swaps at August 29, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BAC	Receive	Three- Month USD BBA LIBOR	2.702%	6/18/24	USD	870	$—	$(21,732)
BAC	Receive	Three- Month USD BBA LIBOR	2.879	1/30/24	USD	1,650	—	(66,189)
GSG	Pay	Six-Month HUF BUBOR	3.660	8/29/24	HUF	98,000	—	(2,346)
GSG	Receive	Three- Month USD BBA LIBOR	2.695	6/19/24	USD	870	—	(21,103)
GSG	Receive	Three- Month USD BBA LIBOR	2.599	7/22/24	USD	2,000	—	(25,416)
JPM	Pay	Six-Month PLN WIBOR WIBO	2.847	8/29/24	PLN	2,600	—	(6,355)
JPM	Pay	MXN TIIE BANXICO	6.090	7/29/24	MXN	10,300	—	6,225
JPM	Receive	Three- Month USD BBA LIBOR	2.550	8/12/24	USD	690	—	(4,489)
JPM	Pay	MXN TIIE BANXICO	6.070	8/1/24	MXN	10,000	—	4,622
JPM	Receive	Three- Month USD BBA LIBOR	2.570	8/15/24	USD	680	—	(5,488)

Total of Cleared Interest Rate Swaps							$—	$(142,271)

7	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Over-the-Counter Interest Rate Swaps at August 29, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
BAC	Pay	Six-Month INR MIBOR	8.145%	1/20/19	INR	310,000	$—	$15,735
BOA	Pay	BZDI	11.580	7/1/16	BRL	8,300	—	3,340
BOA	Pay	BZDI	11.920	7/1/16	BRL	29,200	—	27,781
BOA	Pay	Three- Month MYR KLIBOR	4.510	6/17/24	MYR	2,900	—	18,943
BOA	Pay	MXN TIIE BANXICO	4.345	1/11/16	MXN	48,100	—	40,365
BOA	Pay	Six-Month INR MIBOR	8.135	1/17/19	INR	520,000	—	22,394
GSG	Pay	BZDI	10.850	1/4/16	BRL	5,360	—	(9,224)
GSG	Pay	MXN TIIE BANXICO	4.260	6/15/16	MXN	42,700	—	5,253
GSG	Pay	Three- Month MYR KLIBOR	4.515	6/17/24	MYR	2,900	—	19,298
GSG	Pay	BZDI	12.200	7/1/16	BRL	19,700	—	27,614
JPM	Pay	MXN TIIE BANXICO	4.280	6/15/16	MXN	42,400	—	5,841
JPM	Pay	BZDI	11.750	7/1/16	BRL	12,800	—	4,943
JPM	Pay	BZDI	11.580	7/1/16	BRL	14,800	—	5,955

Total of Over-the-Counter Interest Rate Swaps							$—	$188,238

Over-the-Counter Interest Rate Swaptions Written at August 29, 2014
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 1/27/15 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.380%	1/23/15	PLN	21,700	$21,196	$(15,927)
Interest Rate Swap maturing 11/21/19 Call	GSG	Pay	Three- Month ZAR JIBAR SAFEX	7.450	11/21/14	ZAR	11,500	9,706	(7,328)
Interest Rate Swap maturing 1/29/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.380	1/27/15	PLN	21,700	21,301	(16,285)
Interest Rate Swap maturing 1/26/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.507	1/22/15	PLN	21,700	22,948	(11,241)
Interest Rate Swap maturing 1/28/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.507	1/26/15	PLN	21,700	23,089	(11,592)

Total of Over-the-Counter Interest Rate Swaptions Written								$98,240	$(62,373)

8	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Glossary:
Counterparty
Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand
Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
JIBAR SAFEX	South African Johannesburg Interbank Agree Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

9	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO

STATEMENT OF INVESTMENTS    August 29, 2014*    Unaudited

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

10	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

11	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

(amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar

12	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of August 29, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$49,223,304	$—	$49,223,304
Corporate Bonds and Notes	—	4,568,751	—	4,568,751
Short-Term Notes	—	10,883,435	—	10,883,435
Over-the-Counter Options Purchased	—	136,806	—	136,806
Investment Company	4,534,223	—	—	4,534,223

Total Investments, at Value	4,534,223	64,812,296	—	69,346,519

13	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)
	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments:
Swaps, at value	—	327,438	—	327,438
Centrally cleared swaps, at value	—	10,847	—	10,847
Foreign currency exchange contracts	—	831,408	—	831,408

Total Assets	$4,534,223	$65,981,989	$—	$70,516,212

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(9,224)	$—	$(9,224)
Centrally cleared swaps, at value	—	(153,118)	—	(153,118)
Options written, at value	—	(109,175)	—	(109,175)
Foreign currency exchange contracts	—	(1,360,559)	—	(1,360,559)
Swaptions written, at value	—	(62,373)	—	(62,373)

Total Liabilities	$—	$(1,694,449)	$—	$(1,694,449)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

14	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

15	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 29, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $62,058,868 and $56,293,570, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

16	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 29, 2014, the Fund had an ending monthly average market value of $29,068 and $85,325 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 29, 2014, the Fund had an ending monthly average market value of $10,514 and $52,005 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended August 29, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 30, 2014	9,450,000	$93,551	18,226,380,000	$47,037
Options written	–	–	45,495,000,000	104,566
Options closed or expired	(9,450,000)	(93,551)	(13,665,380,000)	(43,142)
Options exercised	–	–	(4,561,000,000)	(3,895)

Options outstanding as of August 29, 2014	–	$–	45,495,000,000	$104,566

17	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended August 29, 2014, the Fund had ending monthly average notional amounts of $21,393,809 and $53,098,724 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

18	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the period ended August 29, 2014, the Fund had an ending monthly average notional amount of $2,187,913 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised.

19	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the period ended August 29, 2014, the Fund had an ending monthly average market value of $50,776 written swaptions.

Written swaption activity for the period ended August 29, 2014 was as follows:

	Notional Amount	Amount of Premiums
Swaptions outstanding as of May 30, 2014	–	$–
Swaptions written	98,300,000	98,240

Swaptions outstanding as of August 29, 2014	98,300,000	$98,240

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 29, 2014, the Fund has not required certain counterparties to post collateral.

20	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

21	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 29, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$69,881,086
Federal tax cost of other investments	(202,979)

Total federal tax cost	$69,678,107

Gross unrealized appreciation	$1,476,517
Gross unrealized depreciation	(1,939,985)

Net unrealized depreciation	$(463,468)

22	OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/29/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/9/2014